UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      July 28, 2005

US LEC CORP.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-24061	56-2065535
(Commission File Number)	(IRS Employer Identification No.)

Morrocroft III, 6801 Morrison Boulevard,
Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 319-1000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition.

On July 28, 2005, US LEC Corp. issued a press release announcing results for our fiscal quarter and six month period ended June 30, 2005. A copy of the press release is attached as Exhibit 99.1.

Item 9.01: Financial Statements and Exhibits.

     (c)      Exhibits.

               99.1      Press release of US LEC Corp. dated July 28, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US LEC CORP.

	By:	/s/ J. Lyle Patrick

J. Lyle Patrick Chief Financial Officer and Executive Vice President

Dated: July 28, 2005

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of US LEC Corp. dated July 28, 2005

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